UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2005

Date of reporting period: 12/31/2005

Item 1. Report to Stockholders.

February 2006

Report to Fellow Shareholders:

2005 was quite an unremarkable year, for the stock market at least. Finishing the year with a rare single digit positive return, the S&P 500 spent almost the entire year within a 10% trading range. This record low volatility persisted despite the continuation of 14 consecutive Federal Reserve Board interest rate hikes, a severe run up in crude oil prices, gas prices at the pump exceeding $3.00 and a hurricane that was able to destroy a major American city.

Last year was also quite unremarkable for the Liberty Fund as well. 2005 was the first calendar year the Fund was not able to outperform the benchmark S&P 500. While the longer-term returns remain ahead of the S&P 500, 2005 was a disappointment.

Returns for Nicholas Liberty Fund and the Standard &Poor's 500 Index are provided in the chart below for the period ended December 31, 2005.

	Average Annual Total Return
	1 Year	3 Year	Since Inception
Nicholas Liberty Fund (inception date 11/30/01)	2.61%	16.67%	5.41%
Standard & Poor's 500 Index	4.91%	14.38%	4.05%
Ending value of $10,000 invested in Nicholas Liberty Fund	$10,261	$15,879	$12,402

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html. The Fund may impose a .25% redemption fee on shares held less than six months.

Investment performance for the Fund reflects voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. The Fund is net of expenses, the market index is gross of fees. The ending values above and below illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. These figures do not imply any future performance.

The line graph which follows compares the initial account value and subsequent account value at the end of each of the completed fiscal quarters and years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIBERTY FUND AND S&P 500 INDEX

	Nicholas Liberty Fund	% Total Return	S&P 500 Index	% Total Return
11/30/2001	10,000		10,000
12/31/2001	9,990	(0.10)%	10,088	0.88%
03/31/2002	8,940	(10.51)%	10,116	0.28%
06/30/2002	7,870	(11.97)%	8.761	(13.40)%
09/30/2002	7,500	(4.70)%	7,248	(17.27)%
12/31/2002	7,810	4.13%	7,859	8.44%
03/31/2003	7,690	(1.54)%	7,612	(3.15)%
06/30/2003	8,950	16.38%	8,783	15.39%
09/30/2003	9,550	6.70%	9,016	2.65%
12/31/2003	10,900	14.14%	10,113	12.17%
03/31/2004	11,280	3.49%	10,284	1.69%
06/30/2004	11,180	(0.89)%	10,461	1.72%
09/30/2004	10,570	(5.46)%	10,265	(1.87)%
12/31/2004	12,086	14.34%	11,213	9.23%
03/31/2005	11,995	(0.75)%	10,972	(2.15)%
06/30/2005	12,116	1.00%	11,123	1.37%
09/30/2005	12,477	2.98%	11,523	3.59%
12/31/2005	12,402	(0.60)%	11,763	2.09%

Strong contribution was realized from our healthcare, energy, and financial holdings. Specifically, in healthcare, the dialysis investments in DaVita and Renal Care Group posted their third straight year of double-digit gains. Both investments posted over 28% returns for 2005. Healthcare returns were also bolstered as two of our specialty drug distributors entered into merger agreements at premiums.

Although the Fund was underweight in the energy sector for the entire year, it did participate in the sector's advance. The strong performance of a new addition last year, Hiland Partners, helped the Fund nearly match the energy sector's contribution to the S&P 500 despite being nearly 50% underweight in the sector.

In financials, the Fund was able to significantly outperform the sector's contribution to the benchmark. The Fund's aversion to rate sensitive companies in the face of rising short-term interest rates lead it away from the banking industry which turned out to be the worst performing industry within financials. Instead, the focus was placed on life and property and casualty insurance companies. These holdings all posted strong double-digit returns.

Two negative factors affecting performance were media investments and cash. Both of these factors were a drag on performance in 2004 as well. Any time the market outperforms the rate of return on short-term funds, cash will be a drag. In 2005, the market only modestly outperformed the cash account creating a minimal drag. In 2003 and 2004, the drag was more pronounced with double digit market returns. As previously mentioned, deployment of cash is not a function of timing the market but rather a function of the available opportunities that present themselves. The Fund will not stretch its valuation parameters or use relative valuations to justify an investment. Each investment has to stand on its own. Return potential must justify the risk assumed. Although we would like to be fully invested at all times meaning we are finding many attractive opportunities this is not always the case. After the significant gains in 2003 when the Liberty Fund was up nearly 40%, it became much harder to find attractive investments and our cash position increased to the mid-to-high teen levels. Since that time, earnings have grown at solid double digit rates with only modest market returns slowly bringing valuations back down to more reasonable levels. With the Fund's cash position currently in the mid-teen area, we are hopeful this year will provide more prudent opportunities to invest your assets.

The second and most meaningful impact on 2005 performance was the Fund's overweight position in media. The media industry posted its second straight year of dismal returns with the S&P 500 media component declining 12.7% while the Fund's holding in media declined an even more painful 15.2%. These declines hurt the Fund's performance by nearly 400 basis points on an absolute basis and single handedly resulted in our underperformance relative to the benchmark S&P 500. So what went wrong? In essence, the Fund's stocks fell out of favor as investors focused their attention on new technology media companies in areas such as the Internet and satellite radio. As a result, despite continuing to grow their businesses, the Fund's holdings declined in value as investors became increasingly negative on their future growth prospects. We, on the other hand, continue to hold a more positive outlook. With significant current cash flows, near record low valuations, and a more optimistic fundamental outlook, we hope these holdings will be strong contributors toward future performance.

OUTLOOK:

2006 started out with fairly strong performance in the first few weeks of the year. Most major indices finished up in the low single digits in January. Early earnings reports from last year's fourth quarter have been generally positive with only modest downward revisions for this year’s earnings growth. The key to the future from this point will be how the 14 consecutive interest rate increases and record high commodity prices will affect businesses and the American consumer. Will the delicate balance in the economy be met providing the hoped for mid-cycle slowdown or will the restrictive forces be too much and send the economy into recession?

And the answer to this question is; well, we are just going to have to wait and find out together. In the meantime, we are spending every single day searching for those undiscovered investment opportunities that can reward us regardless of the outcome of the economy or the markets in general.

As always, we appreciate the trust you have placed in us. With patience, and a focus on the long term, we believe we should all be aptly rewarded.

Sincerely,

/s/ Mark J. Giese

Mark J. Giese

Portfolio Manager

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/06)

Financial Highlights (NLBTX)

For a share outstanding throughout each period
	Year Ended December 31,
	2005	2004	2003	2002	2001(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.05	$10.90	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(.08)	(.06)	(.10)	(.06)	.00	(2)
Net gain (loss) on securities (realized and unrealized)	.39	1.25	3.19	(2.12)	(.01)
Total from investment operations	.31	1.19	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS
From net capital gain	(1.08)	(.04)	--	--	--
Total distributions	(1.08)	(.04)	--	--	--
NET ASSET VALUE, END OF PERIOD	$11.28	$12.05	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	2.61%	10.88%	39.56%	(21.82)%	(.10)%	(3)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$8.4	$7.9	$5.9	$3.2	$3.7
Ratio of expenses to average net assets	2.06%	1.72%	2.11%	1.68%	1.70%	(4)
Ratio of net investment loss to average net assets	(.78)%	(.65)%	(1.24)%	(.75)%	(.71)%	(4)
Portfolio turnover rate	45.39%	49.38%	89.33%	137.92%	25.08%	(3)

Absent reimbursement of expenses by Adviser –
Ratio of expenses to average net assets	3.31%	2.58%	2.83%	2.38%	4.33%	(4)
Ratio of net investment loss to average net assets	(2.03)%	(1.52)%	(1.96)%	(1.45)%	(3.34)%	(4)

(1) The Fund commenced operations on November 30, 2001.

(2) The amount rounds to $(0.00). The actual amount is $(0.004).

(3) Not annualized.

(4) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Holdings

December 31, 2005 (unaudited)
Percentage
Name	of Net Assets
DaVita, Inc.	7.27%
EchoStar Communications Corporation	4.62%
Hiland Partners, LP	4.49%
Liberty Media Corporation – Class A	3.64%
Radio One, Inc. – Class A	2.96%
St. Paul Travelers Companies, Inc.	2.68%
DIRECTV Group, Inc. (The)	2.57%
IAC/InterActiveCorp	2.41%
ARAMARK Corporation	2.36%
Expedia, Inc.	2.27%
Total of top ten	35.27%

Sector Diversification (As a Percentage of Portfolio)

December 31, 2005 (unaudited)

BAR CHART PLOT POINTS
Consumer Discretionary	29.17%
Short-Term Investments	19.36%
Information Technology	16.60%
Health Care	11.96%
Financials	10.61%
Industrials	7.23%
Energy	5.07%

Fund Expenses

For the six month period ended December 31, 2005 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/31/05	Expenses Paid During Period* 07/01/05-12/31/05
Actual	$1,000.00	$1,023.60	$10.56
Hypothetical	1,000.00	1,014.56	10.51
(5% return before expenses)

*Expenses are equal to the Fund's six-month annualized expense ratio of 2.07%, multiplied by the average account value over the period, multiplied 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments

December 31, 2005
Shares or
Principal
Amount		Value
COMMON STOCKS – 81.27%
	Consumer Discretionary - Media - 21.34%
3,500	Clear Channel Communications, Inc.	$ 110,075
15,242	DIRECTV Group, Inc. (The) *	215,217
3,863	Discovery Holding Company - Series A *	58,524
14,200	EchoStar Communications Corporation *	385,814
5,233	Liberty Global, Inc. - Series A *	117,743
8,133	Liberty Global, Inc. - Series C *	172,420
38,633	Liberty Media Corporation - Class A *	304,042
24,100	Radio One, Inc. - Class A *	247,507
9,868	Salem Communications Corporation *	172,591
		1,783,933
	Consumer Discretionary - Retail - 5.79%
4,300	Family Dollar Stores, Inc.	106,597
7,113	IAC/InterActiveCorp *	201,369
2,500	Kohl's Corporation *	121,500
6,300	Pier 1 Imports, Inc.	54,999
		484,465
	Consumer Discretionary - Services - 2.27%
7,913	Expedia, Inc. *	189,595

	Energy - 5.11%
8,000	Exploration Company of Delaware (The) *	51,680
10,200	Hiland Partners, LP	375,462
		427,142
	Financials - Diversified - 2.14%
3,400	National Financial Partners Corporation	178,670

	Financials - Insurance - 6.92%
2,600	Assurant, Inc.	113,074
3,800	Nationwide Financial Services, Inc.	167,200
5,020	St. Paul Travelers Companies, Inc.	224,243
2,000	Willis Group Holdings Limited	73,880
		578,397
	Financials - Real Estate - 1.64%
5,100	CentraCore Properties Trust	137,037

	Health Care - Equipment - 2.50%
4,800	Boston Scientific Corporation *	117,552
2,300	Kinetic Concepts, Inc. *	91,448
		209,000
	Health Care - Pharmaceuticals
	& Biotechnology - 1.37%
4,900	Pfizer Inc.	114,268

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2005
Shares or
Principal
Amount	Value
COMMON STOCKS - 81.27% (continued)
	Health Care - Services - 8.19%
12,000	DaVita, Inc. *	$ 607,680
3,500	Health Management Associates, Inc.	76,860
		684,540
	Industrials - Commercial Services
	& Supplies - 7.28%
7,100	ARAMARK Corporation	197,238
3,500	Cintas Corporation	144,130
9,400	Coinmach Service Corp. **	146,640
2,600	Manpower Inc.	120,900
		608,908
	Information Technology - Hardware
	& Equipment - 5.77%
7,600	FLIR Systems, Inc. *	169,708
4,600	Plantronics, Inc.	130,180
1,100	ScanSource, Inc. *	60,148
8,900	Vishay Intertechnology, Inc. *	122,464
		482,500
	Information Technology - Semiconductors
	& Semiconductor Equipment - 3.90%
9,900	Asia Satellite Telecommunications
	Holdings Limited	167,805
7,200	Wright Express Corporation *	158,400
		326,205
	Information Technology - Software
	& Services - 7.05%
2,800	Fiserv, Inc. *	121,156
3,195	Hewitt Associates, Inc. *	89,492
6,200	Microsoft Corporation	162,130
1,600	NAVTEQ Corporation *	70,192
8,850	TESSCO Technologies Incorporated *	146,379
		589,349
	TOTAL COMMON STOCKS
	(cost $5,803,720)	6,794,009

SHORT-TERM INVESTMENTS - 19.51%
	Commercial Paper - 16.28%
$125,000	General Electric Capital Corporation
	01/04/06, 4.23%	124,985
250,000	Sara Lee Corporation
	01/09/06, 4.35%	249,819
250,000	General Mills, Inc.
	01/10/06, 4.31%	249,791

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2005
Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS - 19.51% (continued)
	Commercial Paper – 16.28% (continued)
$250,000	Fortune Brands, Inc.
	01/11/06, 4.45%	$ 249,753
238,000	Walt Disney Company (The)
	01/13/06, 4.33%	237,714
250,000	Tribune Company
	01/24/06, 4.25%	249,380
		1,361,442
	Variable Rate Demand Note - 3.23%
269,882	Wisconsin Corporate Central Credit Union
	01/03/06, 4.05%	269,882

	TOTAL SHORT-TERM INVESTMENTS
	(cost $1,631,324)	1,631,324

	TOTAL INVESTMENTS
	(cost $7,435,044) - 100.79%	8,425,333

	LIABILITIES, NET OF OTHER ASSETS - (0.79%)	(65,716)

	TOTAL NET ASSETS
	(basis of percentages disclosed above) - 100%	$8,359,617

* Non-income producing security.

** Income deposit security consisting of common stock and 11.00% senior note due 2024.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2005
ASSETS
Investments in securities at value (cost $7,435,044)	$8,425,333
Receivables -
Investment securities sold	70,783
Dividend and interest	3,713
Capital stock subscription	2,050
Total receivables	76,546
Other	4,558
Total assets	8,506,437

LIABILITIES
Payables -
Investment securities purchased	82,840
Due to adviser -
Management fee	27,604
Accounting and administrative fee	4,521
Other payables and accrued expense	31,855
Total liabilities	146,820
Total net assets	$8,359,617

NET ASSETS CONSIST OF
Paid in capital	$7,336,456
Net unrealized appreciation on investments	990,289
Accumulated undistributed net realized gain on investments	33,602
Accumulated net investment loss	(730)
Total net assets	$8,359,617

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized)
offering price and redemption price ($8,359,617 / 741,329 shares outstanding)	$11.28

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the year ended December 31, 2005

INCOME
Dividend	$ 48,040
Interest	54,237
Total income	102,277

EXPENSES
Management fee	148,580
Accounting and administrative fees	50,000
Audit and tax fees	28,150
Legal fees	13,558
Accounting system and pricing service fees	9,178
Registration fees	6,799
Directors’ fees	2,400
Transfer agent fees	1,520
Other operating expenses	3,951
Total expenses before reimbursement	264,136
Reimbursement of expenses by adviser (Note 2)	(99,590)
Total expenses after reimbursement	164,546
Net investment loss	(62,269)

NET REALIZED GAIN ON INVESTMENTS	607,816

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(343,066)

Net realized and unrealized gain on investments	$264,750

Net increase in net assets resulting from operations	$202,481

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2005 and 2004
	2005	2004

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (62,269)	$ (42,895)
Net realized gain on investments	607,816	590,593
Change in net unrealized appreciation/depreciation on investments	(343,066)	223,257
Net increase in net assets resulting from operations	202,481	770,955

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	(734,336)	(22,925)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (46,916 and 117,781 shares, respectively)	567,972	1,292,069
Reinvestment of distributions (64,376 and 1,909 shares, respectively)	725,524	22,579
Cost of shares redeemed (23,164 and 8,213 shares, respectively)	(274,779)	(94,015)
Net increase in net assets derived from capital share transactions	1,018,717	1,220,633
Total increase in net assets	486,862	1,968,663

NET ASSETS
Beginning of period	7,872,755	5,904,092
End of period (including accumulated net investment loss of $(730) and $(221), respectively)	$8,359,617	$7,872,755

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

December 31, 2005

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Generally, discounts and premiums on long-term security purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At December 31, 2005, reclassifications were recorded to increase accumulated undistributed net investment income and decrease accumulated undistributed net realized capital gain by $61,759. This adjustment is attributable to the reclass of net investment loss and the difference in recognition of income between book and tax.

The tax character of distributions paid during the years ended December 31 were as follows:
	12/31/2005	12/31/2004
Distributions paid from:
Ordinary income	$134,659	$ --
Long-term capital gain	599,677	22,925
Total distributions paid	$734,336	$22,925

As of December 31, 2005, investment cost for federal tax purposes was $7,438,198 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,343,949
Unrealized depreciation	(356,814)
Net unrealized appreciation	987,135
Accumulated undistributed net realized capital gain	36,026
Paid in capital	7,336,456
Net assets	$8,359,617

Notes to Financial Statements (continued)

December 31, 2005

The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

As of December 31, 2005, the Fund has no capital loss carryforward.

For the year ended December 31, 2005, the Fund realized no post-October losses for tax purposes.

As of December 31, 2005, the Fund had a tax deferral of wash loss sales of approximately $2,000.

(f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Related Parties --

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on an annualized Base Fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee adjustment will be based on a five year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $99,590 of management fees during the year ended December 31, 2005. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending December 31, 2005, was 1.86% and 0.61%, respectively. Also, the Adviser may be paid for accounting and administration services rendered by its personnel. The Fund incurred expenses of $50,000 for accounting and administrative services during the year ended December 31, 2005.

(b) Independent Counsel --

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $9,112 for the year ended December 31, 2005 for services rendered by this law firm.

(3) Investment Transactions --

For the year ended December 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $3,337,136 and $2,956,473, respectively.

Tax Information

December 31, 2005 (unaudited)

The Fund designates 22.60% of its ordinary income distribution for the year ended December 31, 2005, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2005, none of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund hereby designates $599,677 as a capital gain dividend for the year ended December 31, 2005.

Historical Record

(unaudited)
		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio (2)	Investment
November 30, 2001 (1)	$10.00	$ --	$ --	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900
December 31, 2004	12.05	--	0.0351	19.9	12,086
December 31, 2005	11.28	--	1.0841 (a)	21.4	12,402

(1) Date of Initial Public Offering.

(2) Based on latest 12 months accomplished earnings.

(a) Paid on December 20, 2005 to shareholders of record on December 19, 2005.

Approval of Investment Advisory Contract

(unaudited)

In October 2005, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2006. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the semiannual period ended June 30, 2005, the Fund’s annualized management fee and the annualized total expense ratio (including the management fee) including reimbursements of expenses by the Adviser were 2.04% and 2.05%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the S&P 500 Index; and (v) the range and quality of the services offered by the Adviser. The peer group fund data included funds with a growth investment objective, net assets in the range of $4-$40 million and total number of holdings less than 50. In terms of the peer group data used for performance comparisons, the Fund was ranked 8th and 11th out of 30 funds for the one- and three-year periods ending September 30, 2005. The Fund ranked 26th out of 30 funds in the peer group in terms of expense ratio.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature and extent of the services to be provided were appropriate and that the Adviser had historically provided such services in accordance with the Board’s expectations and the terms of the Advisory Agreement. Turning to the quality of services provided, the Board considered the Adviser’s portfolio management capabilities and the scope and quality of its research capacity. The Board also considered the Adviser’s experience in fund accounting, administration and regulatory compliance. The Board agreed that historically the quality of services provided by the Adviser had met or exceeded the Board’s expectations and the service levels contemplated by the Advisory Agreement.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated competitive performance with respect to comparable funds and its benchmarks. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed satisfaction that the Adviser’s financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement. The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Nicholas Family of Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas Liberty Fund (the portfolio constituting the Nicholas Family of Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the period ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 21, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

February 6, 2006

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of December 31, 2005. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.
Name and Age	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 44 (1)	President and Director	(2), 4 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas High Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively.	4	None
DISINTERESTED DIRECTORS
Timothy P. Reiland, 49	Director	(2), 4 years	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. He is a Chartered Financial Analyst.	6	None
Jay H. Robertson, 54	Director	(2), 4 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	7	None
OFFICERS
Jeffrey T. May, 49	Senior Vice President, Secretary, Treasurer and Chief Compliance Officer	Annual, 4 years	Senior Vice President, Treasurer and Chief Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas Money Market Fund, Inc.
Mark J. Giese, 35	Senior Vice President and Portfolio Manager	Annual, 4 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund.

(1) Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Nicholas Liberty Fund Privacy Policy

(unaudited)

Nicholas Liberty Fund respects each shareholders’ right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*With a party representing you, with your consent, such as your broker or lawyer.

*When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

NICHOLAS LIBERTY FUND

Annual Report

December 31, 2005

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 21, 2005

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,400 in 2005 and $17,150 in 2004.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,000 in 2005 and $2,850 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/27/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/27/2006

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/27/2006